Acquisition of Sri Sai Cable and Broadband Private Limieted	12 Months Ended
Mar. 31, 2023
Acquisition of Sri Sai Cable and Broadband Private Limieted [Abstract]
ACQUISITION OF SRI SAI CABLE AND BROADBAND PRIVATE LIMIETED

NOTE 23B — ACQUISITION OF SRI SAI CABLE AND BROADBAND PRIVATE LIMIETED

The Group has acquired 51% of Sri Sai (Refer Note 23A), as part of the earlier arrangement and has correspondingly modified its earlier arrangement with the erstwhile partner, in terms of the residuary transaction. Based on the consultation with the accounting expert and the legal counsel, the Board has concluded that the effective date for acquisition of Sri Sai and the modification effects of the earlier arrangement would take place on April 1, 2022.

On March 7, 2023, the Board of Sri Sai approved the Deed of Assignment and executed the Share Purchase Agreement dated March 27, 2023 for the acquisition of 51% equity share of Sri Sai for a consideration of $10 million. Due to regulatory requirements, the Group has directly acquired 49% and has, in a fiduciary capacity, reserved 2% equity shares of Sri Sai with Mr. Nimish Pandya, an Indian resident from regulatory perspective and brother of Dharmesh Pandya. The control that the company has obtained and gained remains unaffected.

The Group assumed control in Sri Sai from 1 April 2022 (Refer Note 23). The purchase costs paid under the terms of the executed agreements.

Calculation of Goodwill upon Acquisition	(USD)
Consideration transferred	$2,500,000
Add: Non-controlling interest – 49%	1,768,961
Less: Sri Sai Net Assets	3,610,124
Goodwill	$658,837

With this acquisition, the Group expects to increase its market share in India in Media and Internet Services market. Details of the business combination are as follows:

	INR	INR	(USD)
Amount settled in cash		200,000,000	$2,500,000
Proportionate value of Non-controlling interest in Sri Sai		134,297,885	1,768,961
Total		334,297,885	4,268,961

Recognized amounts of identifiable net assets:
Property and equipment	85,157,452
Intangible assets	28,423
Deposits	2,904,765
Non-current loans and advances	4,520,003
Trade and other receivables	29,388,105
Cash and cash equivalents	3,056,613
Deferred tax assets	3,976,181
Other current assets	8,065,917
Borrowings	(123,204,097)
Other liabilities	(765,860)
Trade and other payables	19,536,399)
Net identifiable assets and liabilities		274,077,316	3,610,124
Goodwill		60,220,569	$658,837

Non-controlling interest in Sri Sai

The non-controlling interest in Sri Sai is measured at the proportionate value of net assets at the acquisition date.

Goodwill

Goodwill recognized on the acquisition relates to the expected growth, cost synergies and the value of Sri Sai’s workforce which cannot be separately recognized as an intangible asset. This goodwill has been allocated to the Group’s wholesale segment and is not expected to be deductible for tax purposes.

Changes in Goodwill (Gross Carrying Amount)	(USD)
Balance at 31 March 2022	$—
Acquired through business combination	658,837
Net exchange differences	73,945
Balance at 31 March 2023	$732,782

Sri Sai has contributed to the Group’s revenues by $ 19,008,182 and profit by 1,908,260, since acquisition.

The Company has also agreed to infuse capital investment of $7.5 mn, by subscribing to Compulsorily Convertible Debentures issued by Sri Sai. The amount would be utilized for expansion of the Sri Sai business and for development of IPTV business.